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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 19, 2000





                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



              Minnesota                 0-18114                 41-1612861
    (State or other jurisdiction  (Commission File No.)       (IRS Employer
          of incorporation)                                 Identification No.)


                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 943-9777
                         (Registrant's telephone number)
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Item 5.  Other Events.

         VirtualFund.com, Inc. has issued the following press releases:

         1). VirtualFund Terminates Masters for Cause, Announces Employee Layoff (December 19, 2000).

         2). VirtualFund Answers Masters' Suit, Files Numerous Counterclaims (December 21, 2000).



Item 7 (c).  Exhibits.

         Exhibit 99.6 Press Release dated December 19, 2000.

         Exhibit 99.7 Press Release dated December 21, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VIRTUALFUND.COM, INC.
                                                   (Registrant)

Dated:  December 26, 2000                          By:  /s/  Joseph Beckman
                                                      --------------------------

                                                   Name:  Joseph Beckman

                                                   Title: Secretary


                              VIRTUALFUND.COM, INC.
                              EXHIBITS TO FORM 8-K
                                DECEMBER 22, 2000

The following exhibits are filed with this Form 8-K:

         Exhibit 99.6 Press Release dated December 19, 2000.

         Exhibit 99.7 Press Release dated December 21, 2000.